Supplement dated January 13, 2009 to the prospectuses dated May 1, 2008 of Seligman High-Yield Fund (the "Seligman Fund"),
                  a series of Seligman High Income Fund Series
                                 (the "Series")



On January 8, 2009, the Series' Board of Trustees approved in principle the merger of the Seligman Fund into RiverSource High Yield Bond Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Under normal market conditions, both the Seligman Fund and the RiverSource Fund will invest at least 80% of their net assets in non-investment grade (high yield) securities, which are commonly referred to as junk bonds. More complete information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.

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      Supplement dated January 13, 2009 to the prospectus dated May 1, 2008 of Seligman U.S. Government Securities Fund (the "Seligman Fund"),
                  a series of Seligman High Income Fund Series
                                 (the "Series")


On January 8, 2009, the Series' Board of Trustees approved in principle the merger of the Seligman Fund into RiverSource Short Duration U.S. Government Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. Under normal market conditions, both the Seligman Fund and the RiverSource Fund invest at least 80% of their net assets in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. The RiverSource Fund seeks to maintain an average portfolio duration of one to three years. The Seligman Fund's strategy does not specify any target average portfolio duration. More complete information about the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

For more information about the RiverSource Fund, please call 1-888-791-3380 or visit the RiverSource website at http://www.riversource.com/funds for a prospectus.